Exhibit 31.1                      CERTIFICATION

I, Robert Hipple, Chief Financial Officer of Neptune Industries, Inc. (the "Company" or "Registrant) certify that:


1. I have reviewed this registration statement on Form SB-2 of the Company;

2. Based on my knowledge, this registration statement does not contain any Untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this registration statement;

3. Based on my knowledge, the financial statements, and other financial information included in this registration statement, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this registration statement;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over Financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:

                  (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, is made known to us by others within Company, particularly during the period in which this report is being prepared;
                  (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance
	   regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
                  (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this registration
         statement our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this registration statement based on such evaluation; and
                  (d) Disclosed in this registration statement any change in the registrant's internal control over financial reporting that occurred during the periods referred to that has materially affected,
         or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

5. The Registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a. all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record,
     process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
     b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The Registrant's other certifying officers and I have indicated in this registration statement whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: December 13, 2007                  /s/ Robert Hipple
                                         -----------------------------
                                         Robert Hipple,
                                         Chief Financial Officer